UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

SCHEDULE 14A

(Rule 14a-101)

________________

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒
Preliminary Proxy Statement
☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐
Definitive Proxy Statement
☐
Definitive Additional Materials
☐
Soliciting Material under § 240.14a-12

Revelation Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒
No fee required.
☐
Fee paid previously with preliminary materials.
☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

November 10, 2025

Dear Stockholder:

On behalf of the Board of Directors of Revelation Biosciences, Inc., a Delaware corporation (the “Company,” “Revelation” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 12:00 p.m. Eastern Time on December 3, 2025. The Special Meeting will be a virtual meeting only, and will be held via a Zoom video conference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: http://bit.ly/4ofERAH. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (305) 224-1968, and using the Zoom Meeting ID 88104191915 and the Passcode 341409.

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://revbproxy.com/special-meeting-12-03-25. We are first mailing these materials to our stockholders on or about November 10, 2025.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.
To approve the reservation and issuance of shares of our common stock pursuant to Class I Common Stock Warrants (the “Warrants”), dated September 11, 2025, entered into between us and certain purchasers in connection with a warrant inducement letter dated September 10,2025, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the share issuance cap under Rule 5635(d) of the Nasdaq Stock Market Rules (the “Exchange Cap”);
2.
Approval of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the forgoing proposal;
3.
To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

Our board of directors has fixed October 29, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the meeting.

Enclosed is the Proxy Statement containing detailed information concerning the matters to be presented at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

Chester S. Zygmont, III
Corporate Secretary
November 10, 2025

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2025

To the Stockholders of Revelation Biosciences, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Revelation Biosciences, Inc., a Delaware corporation (the “Company,” “Revelation” or “we”), will be held on at 12:00 p.m. Eastern Time on December 3, 2025. The Special Meeting will be a virtual meeting only, and will be held via a Zoom video conference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: http://bit.ly/4ofERAH. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (305) 224-1968, and using the Zoom Meeting ID 88104191915 and the Passcode 341409.

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.
To approve the reservation and issuance of shares of our common stock pursuant to Class I Common Stock Warrants (the “Warrants”), dated September 11, 2025, entered into between us and certain purchasers in connection with a warrant inducement letter dated September 10, 2025, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the share issuance cap under Rule 5635(d) of the Nasdaq Stock Market Rules (the “Exchange Cap”);
2.
Approval of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the forgoing proposal;
3.
To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 29, 2025 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

If you have any questions or need assistance voting your shares, please call us at (650) 800-3717.

By Order of the Board of Directors

Chester S. Zygmont, III
Corporate Secretary

San Diego, CA

November 10, 2025

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 3, 2025. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://revbproxy.com/special-meeting-12-03-25.

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

DEFINITIVE PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 3, 2025
FIRST MAILED ON OR ABOUT November 10, 2025

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Revelation Biosciences, Inc., a Delaware corporation (the “Company,” “Revelation,” or “we”), in connection with the Special Meeting of Stockholders (the “Special Meeting”) to be held at 12:00 p.m. Eastern Time on December 3, 2025 for the purposes set forth in the accompanying Notice of Special Meeting. The Special Meeting will be a virtual meeting only and will be held via a Zoom video conference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: http://bit.ly/4ofERAH. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (305) 224-1968, and using the Zoom Meeting ID 88104191915 and the Passcode 341409.

The principal executive office of the Company is 4660 La Jolla Village Drive, Suite 100, San Diego, CA 92122, and its telephone number, including area code, is (650) 800-3717.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating James Rolke, Chief Executive Officer, and Chester S. Zygmont, III, Chief Financial Officer, as your proxies for the Special Meeting and you are authorizing Messrs. Rolke and Zygmont to vote your shares at the Special Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Messrs. Rolke and Zygmont as proxies to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and proxy card because our board of directors is soliciting your proxy to vote at the Special Meeting and any adjournment and postponement thereof. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card or vote over the Internet, by phone, or by fax.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

Who is Entitled to Vote?

The board of directors has fixed the close of business on October 29, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 5,924,137 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting. On Proposal 1, Sabby Volatility Warrant Master Fund, Ltd., Armistice Capital Master Fund Ltd. and Hudson Bay Master Fund Ltd. (the “Warrant Holders”) are holders of the Warrants (as defined in Proposal 1) and thus are subject to the conversion limitation which is the subject of Proposal 1. Since they are interested stockholders with respect to such proposal, they have agreed to vote the shares of common stock in the same proportion that non-interested stockholders vote their shares of common stock. As an example, if 50.5% of the shares of common stock are voted FOR Proposal 1, 50.5% of the votes cast by the Warrant Holders will be cast as votes FOR Proposal 1.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice has been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How Will my Shares be Voted if I Give No Specific Instruction?” below for information on how shares held in street name will be voted without instructions provided.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There are two matters scheduled for a vote:

1.
To approve the reservation and issuance of shares of our common stock pursuant to the Warrants, dated September 11, 2025, entered into between us and certain purchasers in connection with a warrant inducement letter dated September 10, 2025, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the Exchange Cap; and
2.
Approval of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the foregoing proposal.

What if another matter is properly brought before the Special Meeting?

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. The proxies also have discretionary authority to vote to adjourn the Special Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote? How Many Votes do I Have?

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•
You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” Proposal 1 and 2.
•
You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. If you voted at the previous stockholder meeting in which no quorum was present, you must submit a new proxy in order to have your vote counted. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Holders of record of shares of the Company’s common stock will be entitled to one vote for each share of common stock held by them on the Record Date and have the right to vote on all matters brought before the Special Meeting.

Is My Vote Confidential?

No. Your individual voting decisions will be recorded and tabulated by the inspector of elections. Voting records may be disclosed as part of the corporate records and as required or permitted by law, including in connection with legal proceedings or regulatory requirements.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when one third of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 1,974,713 shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.
“FOR” the approval of the reservation and issuance of shares of our common stock pursuant to the Warrants, dated September 11, 2025, entered into between us and certain purchasers in connection with a warrant inducement letter dated September 10, 2025, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the Exchange Cap; and
2.
“FOR” the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the foregoing proposal.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Messrs. Rolke and Zygmont, the board of directors’ designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, “FOR” and “AGAINST,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Proposal 2 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. Broker non-votes, if any, will be counted AGAINST the proposal.

Although the brokers are granted the discretion to vote your shares absent your instruction, many brokers elect not to vote your shares without an instruction from you, so please instruct the organization that holds your shares as to how you wish to vote your shares on your vote instruction form so that your instructions are recorded at the Special Meeting.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our amended and restated bylaws (the “Bylaws”) provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, abstentions will have the effect of a vote “AGAINST” Proposal 1.

What vote is required?

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Authorization to issue common stock in connection with Warrants	The affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).	“FOR” “AGAINST” “ABSTAIN”	(1)	No
Proposal No. 2: Discretionary Authority to adjourn the Special Meeting	The affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).	“FOR” “AGAINST” “ABSTAIN”	(2)	Yes(3)

____________

(1)
Abstentions will have the effect of a vote against this proposal.
(2)
Abstentions will have no effect on the outcome of this proposal.
(3)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. However, you are urged to provide instructions to your broker on your vote instruction form.

What Are the Voting Procedures?

In voting by proxy with regard to the proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Revelation Biosciences, Inc., 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122, Attention: Corporate Secretary. If you desire to revoke your proxy, such revocation must be received by 12 am on the Meeting Date. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

Revelation will pay the cost of soliciting proxies for the Special Meeting. Revelation will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of common stock for their expenses in forwarding soliciting materials to beneficial owners of the common stock and in obtaining voting instructions from those owners. Revelation’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Do I Have Dissenters’ Rights of Appraisal?

Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Special Meeting.

How can I Find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card you should contact the Company at:

Revelation Biosciences, Inc.

4660 La Jolla Village Dr.

Suite 100

San Diego, CA 92122

(650) 800-3717

Email: ir@revbiosciences.com

To obtain timely delivery, Revelation stockholders must request the materials no later than five (5) business days prior to the Special Meeting. You may also obtain additional information about Revelation from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

PROPOSAL 1

APPROVAL FOR THE ISSUANCE OF COMMON STOCK UNDERLYING WARRANTS IN EXCESS OF THE NASDAQ EXCHANGE CAP

Our common stock is currently listed on Nasdaq and, as such, we are subject to Nasdaq rules, which require us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance.

Overview

On September 10, 2025, the Company entered into warrant inducement letters with certain institutional investors (the “Holders”) to induce the exercise of 13,065,000 Class H Common Stock Warrants collectively held by the Holders, which were exercisable into 4,355,000 shares of our common stock upon payment of an exercise price of $2.20, upon which the Company subsequently issued 13,065,000 Class I Common Stock Warrants to the Holders (the “Warrant Inducement”), which was closed on September 11, 2025. The newly issued Class I Common Stock Warrants are exercisable for a period of five years from the date of stockholder approval and exercisable for one share of common stock upon payment of an exercise price of $2.20. The Company raised gross proceeds of approximately $9.6 million in connection with the Warrant Inducement.

Reasons for Warrant Inducement

As a clinical-stage biotechnology company, Revelation’s business model is to advance its product candidates through research and development and clinical trials in order to achieve milestones that support further investment, additional trials, potential regulatory approval, and ultimately commercial sales. On September 9, 2025, the Company released positive topline data from its PRIME Phase 1b clinical study of its Gemini-CKD product candidate and is preparing for FDA meetings regarding the next steps in its clinical program. To proceed with these activities, the Company must secure adequate financing. In addition, to comply with Nasdaq continued listing rules, the Company is required to maintain a minimum of $2.5 million in stockholders’ equity and needed to complete a financing to assure compliance as of September 30, 2025.

The Board of Directors reviewed a range of financing alternatives, including the issuance of equity, convertible securities, and debt instruments, in determining how best to raise the additional capital required to fund the Company’s operations. After careful consideration, the Board concluded that a warrant inducement transaction was in the best interests of the Company and its stockholders, notwithstanding the significant dilution it will cause.

In reaching its decision, the Board emphasized that the warrant inducement offered greater certainty of completion than other available alternatives, particularly in view of current market conditions and the inherent risks faced by biotechnology companies. The transaction could be executed quickly and reliably, ensuring that the Company would obtain the funding necessary to advance its clinical development programs and maintain its operations. The Board further noted that this approach entailed substantially lower transaction costs than a registered public offering, an underwritten financing, or the issuance of new convertible securities. By avoiding underwriting discounts, and extensive offering documentation, the Company would maximize the net proceeds available for use.

Timing was also a critical factor. The Company’s capital requirements demanded swift action, and a warrant inducement could be completed more rapidly than other financing methods. This provided immediate liquidity without the extended marketing, negotiations, or regulatory reviews that alternative transactions might require.

Although the warrant inducement will result in meaningful dilution to existing stockholders, the Board determined that it represents the most viable and cost-effective method for the Company to obtain the financing it needs under the circumstances.

Reasons for the Stockholder Approval

Under applicable Nasdaq rules and the terms of the Warrant Inducement, in no event may the Company issue to the holders shares of common stock equal to greater than 19.99% of the shares of common stock outstanding immediately prior to the Warrant Inducement, unless the Company obtains stockholder approval to issue shares of common stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules. Accordingly, Proposal 1 is being submitted to the stockholders in order to comply with Rule 5635(d) of the Nasdaq Stock Market Rules.

Consequences of Not Approving this Proposal

After careful consideration, our Board of Directors believes that the issuance of the Class I Common Stock Warrants is in the best interest of the Company in order to give it the best chance of remaining on Nasdaq. If our stockholders do not approve this proposal, we are required to hold a stockholder meeting every sixty (60) days until such approval is obtained. In addition, if this Proposal 1 is not approved by our stockholders we are prohibited from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of our common stock or common stock equivalents until we receive such stockholder approval. The stockholder meetings was duly held on October 29, 2025, which each contained this exact Proposal, were adjourned due to an insufficient quorum present at each respective meeting, and as a result have caused the Company to incur approximately $50,000 in additional expenses in order to hold the Meeting and each subsequent stockholder meeting will result in a similar cost to approve the Proposal. It is important that vote so that the Company’s resources can be better spent advancing the Company’s clinical programs.

Vote Required and Board of Directors’ Recommendation

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock in connection with a transaction other than a public offering. Since the Holders collectively own 20% of the outstanding common stock on the Record Date, the Holders are not permitted to vote in their financial interest on Proposal 1. As a result, the Holders have agreed to vote their shares of common stock in the same proportion that disinterested shares are voted on Proposal 1.

The approval of Proposal 1 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the special meeting.

The board of directors has fixed the close of business on October 29, 2025 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 5,924,137 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting. On Proposal 1, the Warrant Holders are subject to the conversion limitation which is the subject of such proposal. Since they are interested stockholders with respect to such proposal, they have agreed to vote the shares of common stock in the same proportion that non-interested stockholders vote their shares of common stock. As an example, if 50.5% of the shares of common stock are voted FOR Proposal 1, 50.5% of the votes cast by the Warrant Holders) will be cast as votes FOR Proposal 1.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 1.

PROPOSAL 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT THE MEETING TO APPROVE THE FOREGOING PROPOSAL.

Adjournment of the Special Meeting

In the event that the number of shares of common stock present or represented by proxy at the Special Meeting and voting “FOR” the approval of the issuance of shares in excess of the Exchange Cap are insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we may ask stockholders to vote only upon the Adjournment Proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote and Recommendation

The affirmative vote majority of the number of shares of common stock entitled to vote thereon and present (either in person or by proxy).

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table also sets forth information known to us regarding the beneficial ownership of our common stock as of October 29, 2025:

•
each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our common stock or preferred stock;
•
each of our current officers and directors; and
•
all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares of common stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the beneficial ownership percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.

The beneficial ownership of our common stock is based on 5,924,137 shares of common stock outstanding as of October 29, 2025.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of stock owned by them.

Name	Number of Shares Beneficially Owned	Beneficial Ownership (%)
Armistice Capital Master Fund Ltd.(1)	591,821	9.99%
Directors and Officers of Revelation(2):
James Rolke(3)	400,660	6.76%
Jennifer Carver, BSN, MBA(5)	15,692	*
Jess Roper(6)	15,690	*
Lakhmir Chawla, M.D.(7)	15,686	*
Chester S. Zygmont, III(8)	395,645	6.68%
All Directors and Officers as a Group (Five Individuals)	843,373	14.24%

*	Less than one percent.

(1)

The securities are held by Armistice Capital Master Fund Ltd., (“Armistice Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Armistice Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022. Includes 186,904 shares of common stock with the right to acquire within 60 days.

(2)	Unless otherwise indicated, the business address of each of the individuals is c/o Revelation Biosciences, Inc., 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122.

(3)

Consists of (i) 10,046 shares of common stock held directly by Mr. Rolke and (ii) an additional 390,614 shares issued as Restricted Stock Awards issued under the Company’s Stock Compensation Plan (the “Plan”).

(5)

Consists of (i) 63 shares of common stock held directly by Ms. Carver, (ii) 4 shares of common stock underlying Stock Options exercisable within 60 days by Ms. Carver, and (iii) an additional 15,625 shares issued as Restricted Stock Awards issued under the Plan.

(6)

Consists of (i) 61 shares of common stock held directly by Mr. Roper, (ii) 4 shares of common stock underlying Stock Options exercisable within 60 days by Mr. Roper, and (iii) an additional 15,625 shares issued as Restricted Stock Awards issued under the Plan.

(7)	Consists of (i) 61 shares of common stock held directly by Dr. Chawla and (ii) an additional 15,625 shares issued as Restricted Stock Awards issued under the Plan.

(8)

Consists of (i) 5,026 shares of common stock held by The Zygmont Family Trust Dated October 25, 2016, (ii) 5 shares of common stock held by Czeslaw Capital Fund, LLC, and (iii) an additional 390,614 shares issued as Restricted Stock Awards issued under the Plan.

OTHER MATTERS

The board of directors knows of no other business, which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. The proxies also have discretionary authority to vote to adjourn the Special Meeting, including for the purpose of soliciting votes in accordance with our board of directors’ recommendations.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Advantage Proxy to assist in the solicitation of proxies. We will pay a fee of approximately $10,000 plus reasonable out-of-pocket charges.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting virtually, at your request, we will cancel your previously submitted proxy.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122, Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

If you would like additional copies of this proxy statement/prospectus or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company by telephone or in writing:

Revelation Biosciences, Inc.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122
Tel: (650) 800-3717

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than November 26, 2025.

BY THE BOARD OF DIRECTORS

Chester S. Zygmont, III
Corporate Secretary

Dated: November 10, 2025

PROXY CARD REVELATION BIOSCIENCES, INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 3, 2025: The Proxy Statement is available at https [•].

The undersigned hereby appoints James Rolke and Chester S. Zygmont, III as proxies of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Revelation Biosciences, Inc. (the “Company”), to be held via teleconference as described in the Proxy Statement at 12:00 p.m. Eastern Time on December 3, 2025, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated November[•], 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1. Proposal to approve the reservation and issuance of shares of our common stock pursuant to Class I Common Stock Warrants (the “Warrants”), dated September 11, 2025, entered into between us and certain purchasers in connection with a warrant inducement letter dated the same date, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the share issuance cap under Rule 5635(d) of the Nasdaq Stock Market Rules (the “Exchange Cap”).

For ☐ Against ☐ Abstain ☐

2. Proposal to Approval of the adjournment of the Special Meeting of the Stockholders (the “Special Meeting”) to the extent there are insufficient proxies at the Special Meeting to approve the issuance of shares in excess of the Exchange Cap.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: _______________________________
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.